RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC).  These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of the Company's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site: www.cc.state.az.us
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX: (602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site: www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX: (415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site: http://pucweb1.state.nv.us/pucn/
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX: (775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site: www.ferc.gov
Washington, DC 20426
	(202) 502-6088	FAX: (202) 208-2106

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
March 2012

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Gary Pierce	Rep.	Term ends 01/2015
	Commissioner Sandra D. Kennedy	Dem.	Term ends 01/2013
	Commissioner Paul Newman	Dem.	Term ends 01/2013
	Commissioner Bob Stump	Rep.	Term ends 01/2013
	Commissioner Brenda Burns	Rep.	Term ends 01/2015
Executive Director Ernest G. Johnson

CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael R. Peevey	Dem.	Term ends 12/31/2014
	Commissioner Timothy Alan Simon	Rep.	Term ends 01/01/2013
	Commissioner Mark Ferron	Dem.	Term ends 01/01/2015
	Commissioner Mike Florio	Dem.	Term ends 01/01/2017
	Commissioner Catherine J. K. Sandoval	Dem.	Term ends 01/01/2017
Executive Director Paul Clanon

NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Alaina Burtenshaw	Dem.	Term ends 9/30/2013
	Commissioner Rebecca Wagner	Rep.	Term ends 9/30/2015
	Commissioner David Noble	Ind.	Term ends 9/30/2012
Executive Director Crystal Jackson

FERC
Four members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Jon Wellinghoff	Dem.	Term ends 6/30/2013
	Commissioner John R. Norris	Dem.	Term ends 6/30/2012
	Commissioner Cheryl A. LaFleur	Dem	Term ends 6/30/2014
	Commissioner Philip D. Moeller	Rep.	Term ends 6/30/2015
Secretary Kimberly D. Bose

ANALYSIS OF GENERAL RATE CASE DECISIONS FOR THE YEARS 2005 TO PRESENT

					PERCENT	OVERALL	RATE OF
			ADDITIONAL	ADDITIONAL	AUTHORIZED	RATE OF	RETURN ON
	FILING	EFFECTIVE	MARGIN	MARGIN	OF REQUESTED	RETURN	COMMON EQUITY
JURISDICTION	DATE	DATE	REQUESTED	AUTHORIZED	AMOUNTS	GRANTED	GRANTED
			($mm)	($mm)

NEVADA
Docket No. 06-05019 (So. NV)	05/15/06	11/01/06	2.5	2.5	100	7.64		10.50
Docket No. 07-05015 (So. NV)	05/15/07	11/01/07	1.3	1.3	100	7.76		10.50
Docket No. 08-05008 (So. NV)	05/15/08	11/01/08	(0.8)	(0.8)	100	7.79		10.50
Docket No. 09-04003 (No. NV)	04/03/09	11/01/09	1.3	(0.5)	NM	8.29		10.15
Docket No. 09-04003 (So. NV)	04/03/09	11/01/09	26.6	17.6	66	7.40		10.15
Docket No. 09-06016 (So. NV)	06/15/09	11/01/09	(1.5)	(1.5)	100	7.40		10.15
Docket No. 10-06008 (So. NV)	06/04/10	11/01/10	(1.1)	(1.1)	100	7.25		10.15
Docket No. 11-06003 (So. NV)	06/03/11	11/01/11	1.9	1.9	100	7.26		10.15

ARIZONA
Docket No. G-0155A-04-0876	12/09/04	03/01/06	66.9	49.3	74	8.40		9.50
Docket No. G-0155A-07-0504	08/31/07	12/01/08	49.3	33.5	68	8.86		10.00
Docket No. G-0155A-10-0458	11/12/10	01/01/12	73.2	52.6	72	8.95		9.50

CALIFORNIA
Advice Letter No. 722 (So. CA)	11/01/04	01/01/05	1.6	1.6	100	8.74		10.38
Advice Letter No. 722 (No. CA)	11/01/04	01/01/05	0.3	0.3	100	8.74		10.38
Advice Letter No. 747-A (So. CA)	11/23/05	04/13/06	3.4	2.2	65	8.74		10.38
Advice Letter No. 747-A (No. CA)	11/23/05	04/13/06	1.1	0.8	72	8.74		10.38
Advice Letter No. 769 (So. CA)	11/17/06	01/01/07	2.3	2.3	100	8.74		10.38
Advice Letter No. 769 (No. CA)	11/17/06	01/01/07	0.4	0.4	100	8.74		10.38
Advice Letter No. 789 (So. CA)	11/01/07	01/01/08	1.7	1.7	100	8.74		10.38
Advice Letter No. 789 (No. CA)	11/01/07	01/01/08	0.4	0.4	100	8.74		10.38
Application 07-12-022 (So. CA)	12/21/07	01/01/09	7.1	2.4	34	7.87		10.50
Application 07-12-022 (No. CA)	12/21/07	01/01/09	(0.1)	(1.0)	NM	8.99		10.50
Application 07-12-022 (So. Lake Tahoe)	12/21/07	01/01/09	2.1	1.8	86	8.99		10.50
Advice Letter No. 829 (So. CA)	10/30/09	01/01/10	1.7	1.7	100	7.87		10.50
Advice Letter No. 829 (No. CA)	10/30/09	01/01/10	0.4	0.4	100	8.99		10.50
Advice Letter No. 829 (SLT)	10/30/09	01/01/10	0.6	0.6	100	8.99		10.50
Advice Letter No. 857 (So. CA)	12/01/10	01/01/11	1.7	1.7	100	7.87		10.50
Advice Letter No. 857 (No. CA)	12/01/10	01/01/11	0.4	0.4	100	8.99		10.50
Advice Letter No. 857 (SLT)	12/01/10	01/01/11	0.1	0.1	100	8.99		10.50
Advice Letter No. 877 (So. CA)	11/22/11	01/01/12	(0.3)	(0.3)	100	6.42		9.88
Advice Letter No. 877 (No. CA)	11/22/11	01/01/12	0.2	0.2	100	8.50		9.88
Advice Letter No. 877 (SLT)	11/22/11	01/01/12	0.1	0.1	100	8.50		9.88

FERC
Docket No. RP05-163	01/28/05	08/01/05	1.7	(2.5)	NM	9.44	1	11.80	1
Docket No. RP09-406	02/27/09	09/01/09	3.9	0.9	22	9.47	1	12.00	1

1 Estimated amounts based on rate case settlement.

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Results of Consolidated Operations
Contribution to net income - gas operations	$91,420	$91,382	$79,420	$53,747	$72,494	$71,473	$33,670	$48,354	$34,211	$39,228
Contribution to net income - construction services	20,867	12,495	8,062	7,226	10,752	12,387	10,153	8,421	4,291	4,737
Net income	$112,287	$103,877	$87,482	$60,973	$83,246	$83,860	$43,823	$56,775	$38,502	$43,965

Basic earnings per share	$2.45	$2.29	$1.95	$1.40	$1.97	$2.07	$1.15	$1.61	$1.14	$1.33
Diluted earnings per share	$2.43	$2.27	$1.94	$1.39	$1.95	$2.05	$1.14	$1.60	$1.13	$1.32

Average outstanding common shares	45,858	45,405	44,752	43,476	42,336	40,566	38,132	35,204	33,760	32,953
Average shares outstanding (assuming dilution)	46,291	45,823	45,062	43,775	42,714	40,975	38,467	35,488	34,041	33,233

Results of Natural Gas Operations
Gas operating revenues	$1,403,366	$1,511,907	$1,614,843	$1,791,395	$1,814,766	$1,727,394	$1,455,257	$1,262,052	$1,034,353	$1,115,900
Net cost of gas sold	613,489	736,175	866,630	1,055,977	1,086,194	1,033,988	828,131	645,766	482,503	563,379
Operating margin	789,877	775,732	748,213	735,418	728,572	693,406	627,126	616,286	551,850	552,521
Operations and maintenance expense	358,498	354,943	348,942	338,660	331,208	320,803	314,437	290,800	266,862	264,188
Depreciation and amortization	175,253	170,456	166,850	166,337	157,090	146,654	137,981	130,515	120,791	115,175
Taxes other than income taxes	40,949	38,869	37,318	36,780	37,553	34,994	39,040	37,669	35,910	34,565
Operating income	215,177	211,464	195,103	193,641	202,721	190,955	135,668	157,302	128,287	138,593
Other income (deductions)	(5,404)	4,016	6,590	(13,469)	4,850	10,049	5,087	1,611	2,955	3,108
Net interest deductions	68,777	75,113	74,091	83,096	86,436	85,567	81,595	78,137	76,251	78,505
Net interest deductions on subordinated debentures	-	1,912	7,731	7,729	7,727	7,724	7,723	7,724	2,680	-
Preferred securities distributions	-	-	-	-	-	-	-	-	4,180	5,475
Income before income taxes	140,996	138,455	119,871	89,347	113,408	107,713	51,437	73,052	48,131	57,721
Income tax expense	49,576	47,073	40,451	35,600	40,914	36,240	17,767	24,698	13,920	18,493
Contribution to consolidated net income	$91,420	$91,382	$79,420	$53,747	$72,494	$71,473	$33,670	$48,354	$34,211	$39,228

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
ASSETS
Net utility plant	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992	$2,175,736	$2,034,459
Other property and investments	192,004	134,648	115,860	124,781	143,097	136,242	118,094	99,879	87,443	87,391
Restricted cash	12,785	37,781	49,769	-	-	-	-	-	-	-
Current assets	461,632	445,894	417,632	438,076	502,459	501,624	542,660	431,993	281,087	261,768
Deferred charges and other assets	390,642	293,434	288,528	274,220	179,332	178,995	78,525	70,252	63,840	49,310
Total assets	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116	$2,608,106	$2,432,928
CAPITALIZATION
Common stock equity	$869,226	$855,114	$839,061	$816,285	$776,755	$741,658	$669,206	$605,070	$546,383	$522,707
Accumulated other comprehensive income (loss), net	(49,331)	(30,784)	(22,250)	(19,426)	(12,850)	(13,666)	(41,645)	(10,892)	-	-
Retained earnings	406,125	343,131	285,316	240,982	219,768	173,433	123,574	111,498	84,084	73,460
Noncontrolling interest	(989)	(465)	(41)	-	-	-	-	-	-	-
Preferred securities	-	-	-	-	-	-	-	-	-	60,000
Subordinated debentures	-	-	100,000	100,000	100,000	100,000	100,000	100,000	100,000	-
Long-term debt, less current maturities	930,858	1,124,681	1,169,357	1,185,474	1,266,067	1,286,354	1,224,898	1,162,936	1,121,164	1,092,148
Total capitalization	2,155,889	2,291,677	2,371,443	2,323,315	2,349,740	2,287,779	2,076,033	1,968,612	1,851,631	1,748,315
LIABILITIES
Current maturities of long-term debt	322,618	75,080	1,327	7,833	38,079	27,545	83,215	29,821	6,435	8,705
Current liabilities	524,950	521,881	472,903	502,062	489,853	468,519	537,738	453,210	303,977	304,476
Deferred income taxes and investment tax credits	557,118	466,628	436,113	387,539	347,497	308,493	234,739	281,743	277,332	229,358
Other deferred credits	715,432	628,927	624,506	599,635	445,019	392,629	296,701	204,730	168,731	142,074
Total liabilities	2,120,118	1,692,516	1,534,849	1,497,069	1,320,448	1,197,186	1,152,393	969,504	756,475	684,613
Total capitalization and liabilities	$4,276,007	$3,984,193	$3,906,292	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116	$2,608,106	$2,432,928

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
From operating activities	$216,745	$342,522	$371,416	$261,322	$320,594	$253,245	$214,036	$124,135	$187,122	$281,329
From investing activities	(289,234)	(178,685)	(265,850)	(237,093)	(306,396)	(277,980)	(254,120)	(272,458)	(249,300)	(243,373)
From financing activities	(2,327)	(107,779)	(81,744)	(34,704)	(5,347)	15,989	57,763	143,086	60,815	(49,187)
Net change in cash	$(74,816)	$56,058	$23,822	$(10,475)	$8,851	$(8,746)	$17,679	$(5,237)	$(1,363)	$(11,231)

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Distribution	$4,048,078	$3,847,731	$3,716,881	$3,615,253	$3,419,799	$3,153,399	$2,917,959	$2,706,089	$2,496,708	$2,293,655
General	291,639	279,402	270,825	228,282	219,126	219,527	213,906	206,837	197,693	198,093
Transmission	295,103	274,646	271,467	262,271	256,696	243,989	239,872	233,841	215,907	196,997
Intangible	144,135	135,330	127,188	122,227	119,312	117,251	115,893	112,036	108,215	73,892
Construction work in progress	44,894	37,489	45,872	70,041	61,419	78,402	54,287	31,967	33,543	66,693
Other	33,186	33,267	33,376	32,326	30,815	31,136	31,130	31,141	19,979	20,037
Accumulated depreciation & amortization	(1,638,091)	(1,535,429)	(1,431,106)	(1,347,093)	(1,261,867)	(1,175,600)	(1,083,900)	(985,919)	(896,309)	(814,908)
Net utility plant	$3,218,944	$3,072,436	$3,034,503	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992	$2,175,736	$2,034,459

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Distribution	$157,855	$157,220	$159,282	$151,586	$148,130	$142,194	$134,271	$126,396	$115,983	$111,091
Administrative and general	123,357	120,942	112,526	106,851	101,100	98,363	104,662	90,111	79,128	74,286
Customer accounts	57,414	60,187	60,896	63,788	67,453	67,472	63,715	60,180	58,458	60,160
Transmission	12,353	9,622	9,338	10,172	8,346	8,276	7,515	7,612	7,264	8,759
Production and storage expenses	4,492	4,215	3,985	3,398	3,071	2,927	3,074	5,114	4,657	7,221
Customer service and informational	2,962	2,646	2,484	2,523	2,842	1,285	1,064	1,047	782	1,539
Sales	65	111	431	342	266	286	136	340	590	1,132
Total operations and maintenance expenses	$358,498	$354,943	$348,942	$338,660	$331,208	$320,803	$314,437	$290,800	$266,862	$264,188

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2011	2010	2009	2008	2007	2006	2005	*	2004	2003	**	2002
Residential	1,780,155	1,758,557	1,744,481	1,738,202	1,732,573	1,704,456	1,635,115		1,537,434	1,456,857		1,382,406
Small commercial	76,633	76,746	77,416	78,190	77,970	76,962	75,549		72,953	71,466		70,267
Large commercial	1,433	1,185	1,263	1,314	1,310	1,219	1,222		1,221	1,270		1,271
Industrial / Other	320	328	320	343	347	370	386		383	397		415
Transportation	715	643	646	550	594	630	590		665	596		625
Total customers	1,859,256	1,837,459	1,824,126	1,818,599	1,812,794	1,783,637	1,712,862		1,612,656	1,530,586		1,454,984
ANNUAL CUSTOMER GROWTH RATE	1.2%	0.7%	0.3%	0.3%	1.6%	4.1%	6.2%		5.4%	5.2%		4.1%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2011	2010	2009	2008	2007	2006	2005		2004	2003		2002
Residential	71,877	70,470	66,974	70,499	69,806	67,760	65,047		66,717	59,305		58,821
Small commercial	30,392	30,094	29,423	31,455	31,067	30,986	30,007		30,384	27,915		28,027
Large commercial	11,226	11,183	11,724	12,512	12,756	12,826	11,184		10,490	10,042		12,150
Industrial / Other	5,021	5,892	7,262	9,770	10,353	14,924	15,654		16,386	15,731		22,406
Transportation	94,154	99,860	104,389	116,419	112,842	117,524	127,396		125,827	133,690		132,515
Total system throughput	212,670	217,499	219,772	240,655	236,824	244,020	249,288		249,804	246,683		253,919

OPERATING MARGIN BY CLASS***	YEAR ENDED DECEMBER 31,
(In thousands)	2011	2010	2009	2008	2007	2006	2005		2004	2003		2002
Residential	$549,844	$537,980	$513,299	$503,397	$497,703	$466,990	$422,643		$413,977	$360,591		$352,883
Small commercial	129,946	127,802	129,103	128,827	129,080	126,020	114,252		114,834	104,353		105,268
Large commercial	20,248	20,936	21,879	22,536	22,483	21,257	17,111		17,399	16,907		17,973
Industrial / Other	8,772	9,515	10,302	12,586	13,852	17,075	15,489		15,043	15,977		22,652
Transportation	81,067	79,499	73,630	68,072	65,454	62,064	57,631		55,033	54,022		53,745
Total operating margin	$789,877	$775,732	$748,213	$735,418	$728,572	$693,406	$627,126		$616,286	$551,850		$552,521

* Includes 19,000 customers associated with the acquisition of the South Lake Tahoe properties in April 2005.
** Includes 9,000 customers associated with the acquisition of Black Mountain Gas Company in October 2003.
*** Includes allocations of miscellaneous, unbilled, and other operating revenues.

SOUTHWEST GAS CORPORATION

MARKET PRICE PER SHARE	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
High	$43.20	$37.25	$29.48	$33.29	$39.95	$39.37	$28.07	$26.15	$23.64	$25.35
Low	32.12	26.28	17.08	21.11	26.45	26.09	23.53	21.50	19.30	18.10
Close [1]	42.49	36.67	28.53	25.22	29.77	38.37	26.40	25.40	22.45	23.45

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
COMMON SHARES OUTSTANDING (in thousands) [1]	45,956	45,599	45,092	44,192	42,806	41,770	39,328	36,794	34,232	33,289
DIVIDEND YIELD [1]	2.5%	2.7%	3.3%	3.6%	2.9%	2.1%	3.1%	3.2%	3.7%	3.5%
DIVIDENDS DECLARED PER SHARE [2]	$1.06	$1.00	$0.95	$0.90	$0.86	$0.82	$0.82	$0.82	$0.82	$0.82
PRICE / EARNINGS RATIO [1]	17.34	16.01	14.63	18.01	15.11	18.54	22.96	15.78	19.69	17.63
RETURN ON EQUITY - TOTAL COMPANY [2]	9.3%	9.1%	8.1%	6.0%	8.8%	10.3%	5.9%	8.5%	6.3%	7.5%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	8.0%	8.5%	7.8%	5.6%	8.1%	9.2%	4.8%	7.6%	5.9%	7.1%
BOOK VALUE PER SHARE [1]	$26.68	$25.60	$24.44	$23.48	$22.98	$21.58	$19.10	$19.18	$18.42	$17.91

GAS OPERATIONS SEGMENT

	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Actual	2,002	1,998	1,824	1,902	1,850	1,826	1,735	1,953	1,772	1,912
Ten-year average	1,888	1,876	1,882	1,893	1,936	1,961	1,956	1,913	1,931	1,963

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,298	2,349	2,423	2,447	2,538	2,525	2,590	2,548	2,550	2,546
CUSTOMERS / EMPLOYEE [1]	809	782	753	743	714	706	661	633	600	571
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2]	$196	$196	$194	$188	$186	$185	$191	$187	$182	$188
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$0.58	$0.62	$0.71	$0.84	$0.81	$0.79	$0.71	$0.57	$0.46	$0.38
CONSTRUCTION EXPENDITURES (in thousands) [2]	$305,542	$188,379	$212,919	$279,254	$312,412	$305,914	$258,547	$274,748	$228,288	$263,576

[1] At December 31,

[2] For the year ended December 31,

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-11		Twelve Months Ended 12-31-10
Southern Nevada
Commercial	6,881,666	$7,303,359	6,394,779	$7,142,082
Industrial	3,057,635	2,268,912	2,851,951	2,380,290
Power Generation	46,393,997	12,309,467	51,995,313	12,883,468
Southern Nevada Totals	56,333,298	$21,881,738	61,242,043	$22,405,840

Northern Nevada (1)
Commercial	2,109,933	$797,616	2,029,910	$785,051
Industrial	6,257,400	1,973,075	6,022,861	1,922,775
Power Generation	2,538,983	1,745,682	7,972,646	4,251,927
Resale	10,648,020	22,522,572	6,870,762	19,871,541
Northern Nevada Totals	21,554,336	$27,038,945	22,896,179	$26,831,294

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-11		Twelve Months Ended 12-31-10
Southern Arizona
Commercial	669,936	$1,457,266	621,393	$1,314,947
Industrial	1,636,087	1,221,281	1,652,171	1,587,177
Power Generation	1,752,500	3,090,962	1,744,768	2,920,348
Irrigation	358,159	511,505	392,352	450,850
Southern Arizona Totals	4,416,682	$6,281,014	4,410,684	$6,273,322

Central Arizona
Commercial	3,073,606	$6,158,013	2,715,240	$5,576,953
Industrial	3,288,711	6,333,363	3,128,734	5,986,228
Power Generation	721,311	1,012,191	778,773	1,101,038
Irrigation	2,167,585	3,131,959	1,989,851	2,902,846
Central Arizona Totals	9,251,213	$16,635,526	8,612,598	$15,567,065

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-11		Twelve Months Ended 12-31-10
Southern California
Commercial	532,208	$635,874	505,265	$563,323
Industrial	268,424	300,423	307,537	325,212
Power Generation	1,798,242	1,080,064	1,885,643	1,131,627
Southern California Totals	2,598,874	$2,016,361	2,698,445	$2,020,162

Total Company (1)
Commercial	13,267,349	$16,352,128	12,266,587	$15,382,356
Industrial	14,508,257	12,097,054	13,963,254	12,201,682
Power Generation	53,205,033	19,238,366	64,377,143	22,288,408
Resale	10,648,020	22,522,572	6,870,762	19,871,541
Irrigation	2,525,744	3,643,464	2,382,203	3,353,696
TOTAL COMPANY	94,154,403	$73,853,584	99,859,949	$73,097,683

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.